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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 15, 2003



                           Champion Enterprises, Inc.
             (Exact name of registrant as specified in its charter)



                                    Michigan
                 (State or other jurisdiction of incorporation)


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

       1-9751                                           38-2743168
(Commission File Number)                      (IRS Employer Identification No.)


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 248/340-9090


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ITEM  5. OTHER EVENTS.

      On April 15, 2003, an Amended and Restated Receivables Purchase Agreement (the "RPA") was entered to by and among GSS HomePride Corp., HomePride Finance Corp., The CIT Group/Sales Financing, Inc., Greenwich Funding Corp, the financial institutions named therein, and Credit Suisse First Boston, New York Branch. The RPA is attached to this Report as Exhibit 99.1.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.
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

         Exhibit
         Number
         ------
          99.1            Amended and Restated Receivables Purchase Agreement dated April 15, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CHAMPION ENTERPRISES, INC.



                            /s/  John J. Collins, Jr.
                           -----------------------------------------------------
                           John J. Collins, Jr., Senior Vice President, General
                             Counsel and Secretary

April 16, 2003












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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

EX- 99.1            Amended and Restated Receivables Purchase Agreement dated
                    April 15, 2003.

EX-

EX-

EX-